                            LIMITED POWER OF ATTORNEY
        We, Asami Ishimaru and Craig Linden, do hereby constitute and appoint
David I. Meyers, Coburn R. Beck, and Seth A. Winter our true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for us and in our name(s) and on our behalf as shareholders of JBI, Inc., to prepare, execute in our name and on our behalf, and submit to the U.S. Securities and Exchange
Commission (the "SEC") any and all forms, instruments or documents, including
(i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling us to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable us to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, "Section
13"), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable us to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, "Section
16").
        We do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. We acknowledge that the foregoing attorneys-in-fact, serving in such capacity at our request, are not assuming, nor is JBI, Inc. assuming, any of our responsibilities to comply with Section 13 or Section 16.
        This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section
13 and Section 16, whichever occurs first.
        WITNESS the execution hereof this 22 day of May, 2012.
                                        /s/ Asami Ishimaru
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                                        Name (please print): Asami Ishimaru
                                        /s/ Craig Linden
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                                        Name (please print): Craig Linden